UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________
FORM 8-K/A

____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 18, 2014 (December 12, 2013)

______________________________
CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

______________________________

Delaware	000-24525	36-4159663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA		30305
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 — Completion of Acquisition or Disposition or Assets.

On December 13, 2013, Cumulus Media Inc. ("Cumulus" or the "Company") filed a Current Report on Form 8-K (the “Initial Form 8‑K”) reporting the completion, on December 12, 2013, of its acquisition of Dial Global, Inc., now known as WestwoodOne, Inc. ("WestwoodOne").

This Current Report on Form 8-K/A is being filed to amend the Initial Form 8-K solely to include the financial information required by Item 9.01(a) and 9.01(b) of Form 8-K, as set forth below. In accordance with the rules to Form 8‑K, such financial information is permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8‑K was required to be filed with the SEC.

Item 9.01 — Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

1.    The unaudited condensed consolidated financial statements of WestwoodOne, Inc., formerly known as Dial Global, Inc., as of September 30, 2013 and December 31, 2012, and for the nine months ended September 30, 2013, and the notes related thereto, are included as Exhibit 99.1 hereto and are incorporated herein by reference.
2.    The audited consolidated financial statements of Dial Global, Inc., now known as WestwoodOne, Inc., as of December 31, 2012 and 2011 and for the years then ended and the notes related thereto, are included as Exhibit 99.2 hereto and are incorporated herein by reference.
3.    The audited consolidated financial statements of Dial Global, Inc., now known as WestwoodOne, Inc., as of December 31, 2011 and 2010 and for the years then ended and the notes related thereto, are included as Exhibit 99.3 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2013 and unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 30, 2013 and for the year ended December 31, 2012, and the notes related thereto, are included as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)	Exhibits.

Number	Exhibit

23.1	Consent of Ernst & Young LLP
99.1
Unaudited condensed consolidated financial statements of WestwoodOne, Inc., formerly known as Dial Global, Inc., as of September 30, 2013 and December 31, 2012, and for the nine months ended September 30, 2013, and the notes related thereto.

99.2	Audited consolidated financial statements of Dial Global, Inc., now known as WestwoodOne, Inc., as of December 31, 2012 and 2011 and for the years then ended and the notes related thereto.
99.3	Audited consolidated financial statements of Dial Global, Inc., now known as WestwoodOne, Inc., as of December 31, 2011 and 2010 and for the years then ended and the notes related thereto.
99.4
Unaudited pro forma condensed combined balance sheet of Cumulus Media Inc. as of September 30, 2013 and unaudited pro forma condensed combined statements of operations of Cumulus Media Inc. for the nine months ended September 30, 2013 and for the year ended December 31, 2012, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

By:	/s/ J.P Hannan
Name: J.P. Hannan
Title: Senior Vice President, Treasurer and Chief Financial Officer
Date: February 18, 2014

Exhibit Index

Number	Exhibit

23.1	Consent of Ernst & Young LLP
99.1
Unaudited condensed consolidated financial statements of WestwoodOne, Inc., formerly known as Dial Global, Inc., as of September 30, 2013 and December 31, 2012, and for the nine months ended September 30, 2013, and the notes related thereto.

99.2	Audited consolidated financial statements of Dial Global, Inc., now known as WestwoodOne, Inc., as of December 31, 2012 and 2011 and for the years then ended and the notes related thereto.
99.3	Audited consolidated financial statements of Dial Global, Inc., now known as WestwoodOne, Inc., as of December 31, 2011 and 2010 and for the years then ended and the notes related thereto.
99.4
Unaudited pro forma condensed combined balance sheet of Cumulus Media Inc. as of September 30, 2013 and unaudited pro forma condensed combined statements of operations of Cumulus Media Inc. for the nine months ended September 30, 2013 and for the year ended December 31, 2012, and the notes related thereto.